UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2018

__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation	(Commission File No.)	(I.R.S. Employer Identification No.)

2525 N. Stemmons Freeway, Dallas, Texas		75207-2401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	214-631-4420
Not Applicable
Former name or former address, if changed since last report
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On November 8, 2018, Trinity Rail Leasing 2017 LLC, a wholly-owned subsidiary of Trinity Industries, Inc., entered into an Amended and Restated Term Loan Agreement dated as of November 8, 2018 (the “Amended and Restated Loan Agreement”) among the lenders party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and U.S. Bank National Association, as Collateral Agent, Custodian and Depositary. The Amended and Restated Loan Agreement amends and restates the Term Loan Agreement dated as of May 15, 2017 (the “Original Loan Agreement”) among the lenders party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, and U.S. Bank National Association, as Collateral Agent, Custodian and Depositary. The Amended and Restated Loan Agreement:

•	increased the aggregate amount of the term loan from $302,400,000 under the Original Loan Agreement to $663,000,000;

•	extended the maturity date by approximately eighteen months to November 8, 2025; and

•	reduced the applicable interest rate to LIBOR plus 150 basis points from LIBOR plus 175 basis points under the Original Loan Agreement.

The Amended and Restated Loan Agreement also added additional railcars to the collateral pool of railcars securing the borrower’s obligations under the Amended and Restated Loan Agreement.

A copy of the Amended and Restated Loan Agreement is attached as Exhibit 10.1 and is incorporated by reference. The description of the Amended and Restated Loan Agreement contained herein does not purport to be complete and is qualified in its entirety by the full text of the exhibit.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Amended and Restated Term Loan Agreement dated as of November 8, 2018, among Trinity Rail Leasing 2017 LLC; Crédit Agricole Corporate and Investment Bank, as Administrative Agent for the Lenders; the Lenders; and U.S. Bank National Association, as Collateral Agent, Custodian and Depositary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

November 15, 2018	By:	/s/ James E. Perry
Name: James E. Perry
Title: Senior Vice President and Chief Financial Officer